Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 2 dated as of October 9, 2012 (this “Amendment”), to the Term Loan Credit Agreement dated as of November 24, 2010 (as amended by Amendment No. 1, dated as of February 25, 2011, and as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among PETCO ANIMAL SUPPLIES, INC., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and CREDIT SUISSE AG, as Administrative Agent and Collateral Agent.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower.

B. The Borrower has requested that the Credit Agreement be amended to permit the payment of certain Restricted Payments pursuant to Section 6.04(a) thereof and the Lenders are willing to make such amendment subject to the terms and conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), Section 6.04 of the Credit Agreement is hereby amended by:

(a) deleting the phrase “, with respect to Restricted Investments only,” at the end of the first paragraph of clause (a) of such Section 6.04 prior to subclause (i) thereof; and

(b) deleting each reference to “Restricted Investment” and “Restricted Investments”:

(i) at the end of the first paragraph of clause (a) of such Section 6.04 prior to subclause (i) thereof;

(ii) in clause (a)(iii) of such Section 6.04 prior to subclause (A) thereof;

(iii) in subclause (A) of clause (a)(iii) of such Section 6.04; and

(iv) in subclause (iii) of clause (b) of such Section 6.04;

and replacing each such reference with “Restricted Payment” and “Restricted Payments”, respectively.

SECTION 3. Amendment Fee. On the Amendment Effective Date, the Borrower agrees to pay a fee (the “Amendment Fee”) to the Administrative Agent, for the account of each Lender that provides its written consent hereto prior to 5:00 p.m., New York City time, on October 5, 2012, in an amount equal to 0.10% of the aggregate principal amount of the Loans of such Lender. The Amendment Fee shall be payable on the Amendment Effective Date in immediately available funds. Once paid, the Amendment Fee shall not be refundable under any circumstances.

SECTION 4. Reaffirmation. Each Loan Party, by its signature below, hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Credit Agreement and the Collateral Documents continue to be in full force and effect (except, in the case of the Credit Agreement, to the extent expressly amended hereby) and (b) affirms and confirms (1) its obligations under each of the Loan Documents to which it is a party, (2) its guarantee of the Secured Obligations and (3) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Secured Obligations, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Secured Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the other parties hereto, that, at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby on the Amendment Effective Date:

(a) the representations and warranties of each Loan Party contained in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof; and

(b) no Default has occurred and is continuing.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) each Loan Guarantor, (iii) the Administrative Agent, (iv) the Collateral Agent, and (v) the Required Lenders;

(b) the Administrative Agent shall have received, on behalf of itself and the Lenders, a reasonably satisfactory certificate, signed by the chief financial officer or vice president of finance of the Borrower and dated the Amendment Effective Date, confirming that at the time of and immediately after giving effect to the consummation of the transactions contemplated hereby on the Amendment Effective Date, the representations and warranties of the Borrower and the other Loan Parties set forth in Section 5 of this Amendment are true and correct in all material respects; and

(e) the Administrative Agent shall have received (i) the Amendment Fee and (ii) all other fees required to be paid by the Borrower, and all reasonable documented out-of-pocket expenses for which invoices have been presented (including the reasonable documented fees and expenses of Cravath, Swaine & Moore LLP, as counsel for the Agents), on or before the Amendment Effective Date.

SECTION 7. No Novation. This Amendment shall not extinguish or otherwise modify the Obligations for the payment of money outstanding under the Credit Agreement or discharge, release or otherwise modify the Lien of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Secured Obligations are in all respects continuing and in full force and effect with respect to all Secured Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same (except as otherwise expressly provided with respect to the Loan Repayment), which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any document contemplated hereby (i) shall by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document or (ii) shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment (except as otherwise expressly provided with respect to the Loan Repayment). The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, except as modified hereby. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof’ and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting,

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PETCO ANIMAL SUPPLIES, INC.,

by	/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	Executive Vice President & Chief Financial Officer

PETCO ANIMAL SUPPLIES STORES, INC, INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC., PETCO SOUTHWEST INC., PETCO PET INSURANCE CENTER, INC.,

by	/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	President

PETPEOPLE, INC.,

by	/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	Chief Financial Officer

E-PET SERVICES, LLC,

by:	PETCO ANIMAL SUPPLIES STORES, INC.

Its: Sole Member

by	/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	President

[Signature Page to PETCO ABL Pledge and Security Agreement]

PETCO ASIA, LLC,

by: INTERNATIONAL PET SUPPLIES AND DISTRIBUTION INC.

Its: Sole Member

by	/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	President

PETCO PUERTO RICO, LLC,

by:	PETCO ANIMAL SUPPLIES STORES, INC.

Its: Sole Member

by	/s/ Michael E. Foss
Name:	Michael E. Foss
Title:	President

[Signature to Amendment No. 2]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent and Collateral Agent,

by	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Managing Director

by	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

[Signature to Amendment No. 2]